SANTANDER BANCORP

AUDIT COMMITTEE CHARTER

ARTICLE 1 - ORGANIZATION

The Board of Directors (the "Board") of Santander BanCorp (the "Corporation") has established an Audit Committee to undertake the responsibilities and perform the tasks set forth in this Charter.

ARTICLE 2 - COMPOSITION

The Audit Committee shall be comprised of at least three directors, each of whom shall not be an officer or employee of the Corporation or its subsidiaries, shall not have any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The members of the Audit Committee shall be financially literate or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The members of the Audit Committee shall satisfy the applicable membership requirements under the rules of the New York Stock Exchange, as such requirements are interpreted by the Board in its business judgment.

The members of the Audit Committee shall be designated by the Board. The Board shall designate as president of the Audit Committee one of its members, who shall preside over the meetings of the Committee and shall inform the Board of the actions taken by the Committee. In the event of a vacancy or an absence in the Audit Committee, the Board may designate any member of the Board as substitute, provided such person complies with the requisites established herein.

ARTICLE 3 - PURPOSE

The purpose of the Audit Committee is to assist the Board:

1. In its oversight of the Corporation's accounting and financial reporting principles and policies, and internal audit controls and procedures;

2. In its oversight of the Corporation's financial statements and the independent audit thereof;

3. In nominating the outside auditors to be proposed for shareholder approval in any proxy statement, evaluating and, where deemed appropriate, replacing the outside auditors; and

4. In evaluating the independence of the outside auditors.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including matters relating to the determination of the independence of the outside auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Corporation.

The function of the Audit Committee is to act in an oversight capacity. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements. Furthermore, management is responsible for maintaining appropriate accounting and financial reporting principles and policies, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Internal Audit Department is responsible for examining and evaluating the adequacy and effectiveness of the systems of internal control of the Corporation and its subsidiaries to ensure (i) the reliability and integrity of information; (ii) compliance with the Corporation's policies, plans and procedures, as well as laws and regulations; (iii) the safekeeping of assets; and (iv) the economical and efficient use of resources.

The internal and outside auditors for the Corporation are ultimately accountable to the Board (as assisted by the Audit Committee). The Board, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement.

The outside auditors shall annually submit to the Corporation a formal written statement delineating all relationships between the outside auditors and the Corporation ("Statement as to Independence"), addressing each non-audit service provided to the Corporation and the matters set forth in Independence Standards Board Standard No. 1.

The outside auditors shall annually submit to the Corporation a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Corporation's and its subsidiaries´ annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Corporation's and its subsidiaries´ Quarterly Reports on Form 10-Q for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

The Audit Committee shall serve as the audit committee for Banco Santander Puerto Rico (the "Bank") under the same provisions hereto as if the Bank were the Corporation.

ARTICLE 4 - DUTIES AND POWERS

To carry out its purposes, the Audit Committee shall have the following duties and powers:

1. With respect to the outside auditor:

(a) to provide advice to the Board in selecting, evaluating or replacing outside auditors;

(b) to review the fees charged by the outside auditors for audit and non-audit services;

(c) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may affect the objectivity and independence of the Corporation's outside auditors and to recommend that the Board take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

(d) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Corporation is compatible with maintaining the independence of the outside auditors; and

    to instruct the outside auditors that they are ultimately accountable to the Board (as assisted by the Audit Committee).

    With respect to the Internal Audit Department:

(a) to review the appointment and replacement of the Internal Auditor;

(b) to advise the Internal Auditor that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the Internal Audit Department and management's responses thereto; and

(c) to instruct the internal auditors that they (in conjunction with the outside auditors) are ultimately accountable to the Board (as assisted by the Audit Committee).

3. With respect to financial reporting principles and policies, and internal audit controls and procedures:

(a) to advise management, the Internal Audit Department and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

(b) to consider any reports or communications (and management's and/or the Internal Audit Department's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

    deficiencies noted in the audit in the design or operation of internal controls;

    consideration of fraud in a financial statement audit;

    detection of illegal acts;

    the outside auditor's responsibility under generally accepted auditing standards;

    significant accounting policies;

    management judgments and accounting estimates and assumptions;

    adjustments arising from the audit;

    the responsibility of the outside auditor for other information in documents containing audited financial statements;

    disagreements with management;

    consultation by management with other accountants;

    major issues discussed with management prior to retention of the outside auditor;

    difficulties encountered with management in performing the audit;

    the outside auditor's judgments about the quality of the entity's accounting principles; and

    reviews of interim financial information conducted by the outside auditor;

(c) to meet with management, the Internal Auditor and/or the outside auditors:

    to discuss the scope of the annual audit;

    to discuss the audited financial statements;

    to discuss any significant matters arising from any audit, report or communication referred, whether raised by management, the Internal Audit Department or the outside auditors, relating to the Corporation's financial statements;

    to review the form of opinion the outside auditors propose to render to the Board and shareholders;

    to discuss significant changes to the Corporation's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors, the Internal Audit Department or management; and

    to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

(d) to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

(e) to discuss with the Corporation's General Counsel any significant legal matters that may have a material effect on the financial statements and the Corporation's compliance policies, including material notices to or inquiries received from governmental agencies.

4. With respect to reporting and recommendations:

(a) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement;

(b) to review this Charter at least annually and recommend any changes to the Board; and

(c) to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

ARTICLE 5 - RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

ARTICLE 6 - TERM IN OFFICE

The members of the Committee shall hold office from the time of designation until the next annual meeting of stockholders of the Corporation. The Board may, however, extend such period for one or all designated members.

ARTICLE 7 - MEETINGS

The Committee will meet at least one (1) time every three (3) months, or more frequently if circumstances dictate, to discuss the matters set forth in Article 4. In addition to such meetings, the Audit Committee should meet separately at least annually with management, the Internal Auditor and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately, including the annual audited financial statements. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

ARTICLE 8 - SECRETARY

The Committee will designate a Secretary among its members. The Secretary may delegate his (her) functions to any officer of the Corporation designated by the Secretary. The Secretary, or the person so designated, will notify the members of the Committee of the place, date, and time of the meetings of the Committee on a timely basis, as well as prepare and submit the agenda, reports and documents required for each meeting of the Committee.

ARTICLE 9 - MINUTES OF THE MEETINGS

The Secretary or his (her) designee will prepare accurate minutes of each meeting of the Committee, indicating which members of the Committee were present, and summarizing the decisions, recommendations and agreements reached. The President of the Committee will submit the minutes and the attachments considered necessary to the Board at their next meeting for their review and ratification.

ARTICLE 10 - QUORUM AND COMMITTEE DECISIONS

A quorum shall consist of the majority of the members of the Committee. The decisions of the Committee shall be adopted by an affirmative vote of the majority of the members present at the meeting in which the decision is considered. In the event of a tie, the decision will be submitted to the Board in their next meeting and no action will be taken until the Board makes a decision.

ARTICLE 11 - AMENDMENTS

This Charter can be amended by means of an express resolution of the Board.

ARTICLE 12 - EFFECTIVE DATE

This Charter will be effective immediately after its approval by the Board. The Secretary of the Board will certify it with his (her) signature and the Corporate seal, indicating the date it was approved.